UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2006

Commission	Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

1-8809	SCANA Corporation	57-0784499
(a South Carolina corporation)
1426 Main Street, Columbia, South Carolina 29201
(803) 217-9000

1-3375	South Carolina Electric & Gas Company	57-0248695
(a South Carolina corporation)
1426 Main Street, Columbia, South Carolina 29201
(803) 217-9000

1-11429	Public Service Company of North Carolina, Incorporated	56-2128483
(a South Carolina corporation)
1426 Main Street, Columbia, South Carolina 29201
(803) 217-9000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

This combined Form 8-K is separately furnished by SCANA Corporation, South Carolina Electric & Gas Company and Public Service Company of North Carolina, Incorporated. Information contained herein relating to any individual company is furnished by such company on its own behalf. Each company makes no representation as to information relating to the other companies.

Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE ARRANGEMENT OF A REGISTRANT.

On December 19, 2006, SCANA Corporation (“SCANA” or the “Company”), South Carolina Electric & Gas Company (“SCE&G”), South Carolina Fuel Company, Inc. (“SCFC”), and Public Service Company of North Carolina, Incorporated (“PSNC Energy”) closed on $1.1 billion of senior credit facilities (the “Facilities”) consisting of (i) a new $200 million, 5-year revolving credit facility for SCANA, (ii) an amended and restated $400 million, 5-year revolving credit facility for SCE&G, (iii) an amended and restated $250 million, 5-year revolving credit facility for SCFC, and (iv) an amended and restated $250 million, 5-year revolving credit facility for PSNC Energy. SCE&G and PSNC Energy will use their Facilities for general corporate purposes including commercial paper back-up. SCFC will use its Facility for commercial paper back-up. SCANA will use its Facility for general corporate purposes. Previously, credit facilities available to SCANA, SCE&G, SCFC and PSNC Energy totaled $875 million.

Interest on borrowings under the Facilities shall be calculated at variable rates based, at the borrower’s election, either on the federal funds rate or on LIBOR.

The Facilities contain customary representations, covenants and events of default. Upon an uncured event of default under a borrower’s Facility, all amounts owing under the agreement, if any, will become immediately due and payable and the lenders may terminate their commitments.

SCANA’s, SCE&G’s and PSNC Energy’s Facilities are unsecured. SCFC’s Facility is secured by its nuclear fuel, fossil fuel and emission and other environmental allowance inventories and, in addition, is guaranteed by SCE&G.

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature of each registrant shall be deemed to relate only to matters having reference to such registrant and any subsidiaries thereof.

SCANA Corporation
South Carolina Electric & Gas Company
Public Service Company of North Carolina, Incorporated
(Registrants)

December 20, 2006	By:	/s/James E. Swan, IV
James E. Swan, IV
Controller